                                                                EXHIBIT 10.14(c)


                     SECOND AMENDMENT TO CREDIT AGREEMENT

     SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of
                                                 ----------------
December 30, 1999, among CREDITRUST CORPORATION, (the "Borrower"), the several
                                                       --------
Lenders and other financial institutions parties to the Credit Agreement (as hereinafter defined) (individually a "Lender"; collectively, the "Lenders"), and
                                      ------                      -------
SUNROCK CAPITAL CORP., as agent (in such capacity, the "Agent").
                                                        -----

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Borrower, the Lenders and the Agent are parties to a Credit Agreement dated as of October 28, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement");
                         ----------------

     WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement and the Agent and the Lenders have agreed to so amend the Credit Agreement on the terms and subject to the conditions set forth herein, including converting the revolving line of credit extended to the Borrower pursuant to the Credit Agreement to a discretionary line of credit;

     NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Defined Terms.  Unless otherwise defined herein, terms defined in the
          -------------
Credit Agreement are used herein as therein defined.

     2.   Amendments to Credit Agreement.
          ------------------------------

     (a) Subsection 2.1(a) of the Credit Agreement is hereby amended and restated in full to read:

               "(a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make Loans to the Borrower for the purpose described in Section 3.12, at any time and from time to time on or after the date hereof and until the earlier of December 30, 1999 (the "Cut-off Date") or until the Commitment of such Lender shall have been terminated in accordance with the terms hereof, in an aggregate principal amount at any time outstanding not exceeding the amount of such Lender's Commitment, provided that, no Loan made by the Lenders shall exceed 80% of
               -------------
               the Portfolio Purchase Price for the Eligible Portfolio being acquired with the proceeds of such Loan and provided further that
                                                           ---------------------
               (i) no

               Loan shall be made if after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the outstanding aggregate principal amount of all Loans made by all Lenders exceeds the Total Commitment at such time and (ii) at all times the outstanding aggregate principal amount of all Loans required to be made by each Lender shall equal the product of (y) its Commitment Percentage times (z) the outstanding aggregate principal amount of all Loans required to be made pursuant to
               Section 2.2 at such time."

     (b) The following subsection (c) shall be added to Section 2.1 of the Credit Agreement:

               "(c) On and following the Cut-off Date, any Loans requested to be made by any Lender shall be made at the sole discretion of such Lender on such terms and conditions as are satisfactory to such Lender but in any event subject to the limitations of the second proviso in subsection 2.1(a). Any Lender may decline to make such requested Loan."

     (c) Subsection 2.5(b) of the Credit Agreement is hereby amended and restated in full to read:

               "(b) The outstanding principal balance of each Borrowing (that is, the total amount of the Loans made to purchase an Acquired Eligible Portfolio) made prior to the Cut-off Date which has not been prepaid in full pursuant to the provisions of subsection 2.9 on or before the date which in the case of a Borrowing prior to the Cut-Off Date, is six (6) months after the date such Borrowing was made shall be payable in twenty four (24) equal monthly installments commencing on the first day of the month following such six-month anniversary and on the first day of each month thereafter. Notwithstanding the foregoing, the outstanding principal balance of all Loans shall be due and payable on the Termination Date."

     (d) Subsection 6.2(d) of the Credit Agreement is hereby amended and restated in full to read:

               "(d) Future purchase money Debt and obligations in respect of Capital Leases provided that such Debt and obligations (i) do not exceed one hundred percent (100%) of the purchase price of the assets purchased and/or leased and (ii) do not exceed an additional $4,750,000 in such Debt and Capital Leases in the aggregate in fiscal year 1999, or $2,000,000 in the aggregate in any subsequent fiscal year, measured by the principal amount of the purchase money Debt or the capitalized cost to the Borrower of the equipment subject to the Capital Lease;"

     (e) Subsection 7.1(f) of the Credit Agreement is hereby amended and restated in full to read:

               "(f) The Borrower, any Subsidiary (other than a Special Purpose Entity) of the Borrower shall (i) default in the payment of any amount due under any Debt of the Borrower, or any Subsidiary (other than a Special Purpose Entity) of the Borrower in excess of $500,000 in the aggregate (other than the Notes), beyond the period of grace, if any, provided in the instrument or agreement under which such Debt was created; or (ii) default in the observance or performance of any other agreement contained in any such Debt or in any instrument or agreement evidencing, securing or relating thereto beyond any applicable notice and grace period, or any other event shall occur the effect of which default or other event is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Debt (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Debt to become due and payable prior to its stated maturity or any such Debt is declared to be due and payable prior to its stated maturity unless such default, event or declaration referred to in this subparagraph (ii) is waived or cured to the satisfaction of such other party as demonstrated to the satisfaction of the Agent by the Borrower prior to the Agent taking any action under Section
               7.2 in respect of such occurrence; or"

     3.   Representations and Warranties.  The Borrower hereby represents and
          ------------------------------
warrants to the Lenders and the Agent that:

          (a) There exists no Default or Event of Default under the Credit Agreement as amended hereby

          (b) The representations and warranties made in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof; and

          (c) The execution and delivery of this First Amendment by and on behalf of the Borrower has been duly authorized by all requisite action on behalf of the Borrower and this First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     4.   Conditions Precedent.  The effectiveness of the amendments and waiver
          --------------------
set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

          (a) The Borrower shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

          (i)     This First Amendment; and

          (ii) Copies, certified by the Secretary or an Assistant Secretary of the Borrower of resolutions of the board of directors of the Borrower in effect on the date hereof authorizing the execution, delivery and performance of this Second Amendment and the other documents and transactions contemplated hereby;

          (b) The representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof.

          (c) The Borrower shall have paid to the Agent an additional fee of $100,000.

     5.   Ratification; References; No Waiver.  Except as expressly amended by
          -----------------------------------
this Second Amendment, the Credit Agreement shall continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be to the Credit Agreement as amended by this First Amendment. This First Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Lenders of any Default or Event of Default or of any of the Agent's or the Lenders' other rights or remedies.

     6.   Release and Indemnity.  Recognizing and in consideration of the
          ---------------------
Lenders' and the Agent's agreement to the amendments set forth herein, the Borrower hereby waives and releases the Lenders and the Agent and their officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that the Borrower ever had or now has against any of them arising out of or relating to any Lender's or the Agent's acts or omissions with respect to this First Amendment, the Credit Agreement, the other Loan Documents or any other matters described or referred to herein or therein. The Borrower further hereby agrees to indemnify and hold the Agent and the Lenders and their respective officers, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Lenders or the Agent or any of them on account of anything arising out of this First Amendment, the Credit Agreement, the other Loan Documents or any other document delivered pursuant thereto up to and including the date hereof; provided that, the Borrower shall not have any obligation hereunder to
        -------- ----
any Lender or the Agent with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Lender or the Agent.

     7.   Miscellaneous.
          -------------

          (a)  Expenses.  The Borrower agrees to pay all of the Agent's
               --------
reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this First Amendment including, without limitation, the reasonable fees and expenses of Ballard Spahr Andrews & Ingersoll, LLP.

          (b)  Governing Law.  This First Amendment shall be governed by and
               -------------
construed in accordance with the laws of the Commonwealth of Pennsylvania.

          (c)  Successor and Assigns.  The terms and provisions of this First
               ---------------------
Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and assigns.

          (d)  Counterparts. This First Amendment may be executed in one or more
               ------------
counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

          (e)  Headings.  The headings of any paragraph of this First Amendment
               --------
are for convenience only and shall not be used to interpret any provision hereof.

          (f)  Modifications.  No modification hereof or any agreement referred
               -------------
to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                   CREDITRUST CORPORATION


                                   By: Joseph K. Rensin
                                       ----------------
                                     Title: Chairman & CEO


                                   SUNROCK CAPITAL CORP., as Agent and as a Lender


                                   By: John Erwin
                                       ----------
                                     Title: S.V.P.